SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: January 24, 2002

WATSON WYATT & COMPANY HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-16159	52-2211537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 H Street NW
Washington, DC 20006-3900
(Address of principal executive offices, including zip code)
(202) 715-7000
(Registrant's telephone number, including area code)

Item 5. Other Events

In conjunction with the Company's review of its overhead cost structure in the second quarter of fiscal year 2002, the Company examined the classification of its operating expenses. This review included the identification and evaluation of the costs that comprise General and administrative expenses. Prior to the second quarter of fiscal year 2002, expenses associated with and incurred by various associates from our practice groups (the "Practice Support Team") for the centralized development of practice-specific tools and services, were included in General and administrative expenses. The costs associated with the Practice Support Team are mainly comprised of the salaries and employee benefits of and professional services expenses incurred by the associates on this Team.

As a result of our review, we have reclassified the Practice Support Team's expenses from the beginning of fiscal year 1998 through the first quarter of fiscal year 2002 as a component of Salaries and employee benefits, Professional and subcontracted services, and Occupancy, communications and other expenses. These expenses have previously been included as a component of General and administrative expenses and represent less than 2.5% of total operating expenses, or 2% of revenue, for each of the quarterly and year end periods presented. Revenue, Income from operations, Income from continuing operations, and Net income are unaffected by this reclassification.

The following information presents the Company's quarterly and annual Consolidated Statements of Operations from the beginning of fiscal year 1998 through the first quarter of fiscal year 2002, and reflects the revised classification of the expenses discussed above. For each Consolidated Statement of Operations presented, we have highlighted the difference by expense category between such statement and the Consolidated Statement of Operations as originally filed with the SEC.

WATSON WYATT & COMPANY HOLDINGS
Consolidated Statement of Operations
(Thousands of U.S. Dollars)

For the quarter ended:
September 30, 2001

Revenue	$ 172,456

Costs of providing services:
Salaries and employee benefits	94,720
Stock incentive bonus	-
Professional and subcontracted services	10,100
Non-recurring compensation charge	-
Occupancy, communications and other	28,728
General and administrative expenses	13,175
Depreciation and amortization	5,388

152,111

Income from operations	20,345

Other:
Interest income	764
Interest expense	(322)

Other non-operating income	1,000
Income from affiliates	692

Income before income taxes	22,479

Provision for income taxes:
Current	8,991
Deferred	-

8,991

Net income	$ 13,488

Difference between statement above and statement originally filed with the SEC:

For the quarter ended:
September 30, 2001

Change in:

Revenue	$ -

Costs of providing services:
Salaries and employee benefits	2,993
Stock incentive bonus	-
Professional and subcontracted services	(99)
Non-recurring compensation charge	-
Occupancy, communications and other	568
General and administrative expenses	(3,462)
Depreciation and amortization	-

Income from operations	$ -

	WATSON WYATT & COMPANY HOLDINGS
	Consolidated Statements of Operations
	(Thousands of U.S. Dollars)

	For the quarter ended:				For the
					Year Ended
	September 30, 2000	December 31, 2000	March 31, 2001	June 30, 2001	June 30, 2001

Revenue	$ 170,693	$ 168,781	$ 176,345	$ 184,370	$ 700,189

Costs of providing services:
Salaries and employee benefits	92,141	93,689	96,174	97,641	379,645
Stock incentive bonus	-	-	-	-	-
Professional and subcontracted services	10,687	15,608	14,199	13,595	54,089
Non-recurring compensation charge	-	-	-	-	-
Occupancy, communications and other	27,022	27,472	28,278	31,645	114,417
General and administrative expenses	12,867	15,238	14,081	15,289	57,475
Depreciation and amortization	5,917	6,119	6,139	3,820	21,995

	148,634	158,126	158,871	161,990	627,621

Income from operations	22,059	10,655	17,474	22,380	72,568

Other:
Interest income	577	847	601	830	2,855
Interest expense	(273)	(742)	(316)	187	(1,144)

Other non-operating income	-	-	-	-	-
Income from affiliates	1,003	1,090	1,411	276	3,780

Income before income taxes	23,366	11,850	19,170	23,673	78,059

Provision for income taxes:
Current	10,031	5,113	8,255	8,976	32,375
Deferred	-	-	-	1,248	1,248

	10,031	5,113	8,255	10,224	33,623

Net income	$ 13,335	$ 6,737	$ 10,915	$ 13,449	$ 44,436

Difference between statement above and statement originally filed with the SEC:

	For the quarter ended:				For the
					Year Ended
	September 30, 2000	December 31, 2000	March 31, 2001	June 30, 2001	June 30, 2001

Change in:

Revenue	$ -	$ -	$ -	$ -	$ -

Costs of providing services:
Salaries and employee benefits	2,378	2,028	2,681	2,513	9,600
Stock incentive bonus	-	-	-	-	-
Professional and subcontracted services	(492)	32	396	288	224
Non-recurring compensation charge	-	-	-	-	-
Occupancy, communications and other	378	622	572	531	2,103
General and administrative expenses	(2,264)	(2,682)	(3,649)	(3,332)	(11,927)
Depreciation and amortization	-	-	-	-	-

Income from operations	$ -	$ -	$ -	$ -	$ -

	WATSON WYATT & COMPANY HOLDINGS
	Consolidated Statements of Operations
	(Thousands of U.S. Dollars)

	For the quarter ended:				For the
					Year Ended
	September 30, 1999	December 31, 1999	March 31, 2000	June 30, 2000	June 30, 2000

Revenue	$ 146,323	$ 152,411	$ 157,502	$ 168,347	$ 624,583

Costs of providing services:
Salaries and employee benefits	81,697	82,721	87,930	87,556	339,904
Stock incentive bonus	6,000	9,000	8,200	7,083	30,283
Professional and subcontracted services	9,852	15,184	9,172	15,682	49,890
Non-recurring compensation charge	-	-	-	-	-
Occupancy, communications and other	22,350	25,211	26,868	27,304	101,733
General and administrative expenses	10,894	12,396	13,758	17,067	54,115
Depreciation and amortization	4,907	4,610	5,483	2,878	17,878

	135,700	149,122	151,411	157,570	593,803

Income from operations	10,623	3,289	6,091	10,777	30,780

Other:
Interest income	1,036	216	232	339	1,823
Interest expense	(390)	(698)	(431)	(357)	(1,876)

Other non-operating income	-	-	-	-	-
Income from affiliates	1,006	1,313	472	210	3,001

Income before income taxes	12,275	4,120	6,364	10,969	33,728

Provision for income taxes:
Current	5,919	1,916	2,806	1,703	12,344
Deferred	-	-	-	2,851	2,851

	5,919	1,916	2,806	4,554	15,195

Net income	$ 6,356	$ 2,204	$ 3,558	$ 6,415	$ 18,533

Difference between statement above and statement originally filed with the SEC:

	For the quarter ended:				For the
					Year Ended
	September 30, 1999	December 31, 1999	March 31, 2000	June 30, 2000	June 30, 2000

Change in:

Revenue	$ -	$ -	$ -	$ -	$ -

Costs of providing services:
Salaries and employee benefits	1,894	1,771	2,059	1,841	7,565
Stock incentive bonus	-	-	-	-	-
Professional and subcontracted services	56	53	90	83	282
Non-recurring compensation charge	-	-	-	-	-
Occupancy, communications and other	334	504	307	489	1,634
General and administrative expenses	(2,284)	(2,328)	(2,456)	(2,413)	(9,481)
Depreciation and amortization	-	-	-	-	-

Income from operations	$ -	$ -	$ -	$ -	$ -

	WATSON WYATT & COMPANY HOLDINGS
	Consolidated Statements of Operations
	(Thousands of U.S. Dollars)

	For the quarter ended:				For the
					Year Ended
	September 30, 1998	December 31, 1998	March 31, 1999	June 30, 1999	June 30, 1999

Revenue	$ 133,985	$ 140,358	$ 135,573	$ 146,944	$ 556,860

Costs of providing services:
Salaries and employee benefits	78,151	74,785	72,795	80,731	306,462
Stock incentive bonus	2,100	5,500	6,900	8,110	22,610
Professional and subcontracted services	8,816	12,666	11,643	14,737	47,862
Non-recurring compensation charge	-	-	-	-	-
Occupancy, communications and other	17,646	24,464	26,091	25,443	93,644
General and administrative expenses	9,026	14,758	11,930	12,342	48,056
Depreciation and amortization	3,853	3,971	3,996	3,428	15,248

	119,592	136,144	133,355	144,791	533,882

Income from operations	14,393	4,214	2,218	2,153	22,978

Other:
Interest income	124	404	127	289	944
Interest expense	(553)	(1,168)	(473)	(452)	(2,646)

Other non-operating income	-	-	-	-	-
Income from affiliates	160	780	637	730	2,307

Income before income taxes	14,124	4,230	2,509	2,720	23,583

Provision for (benefit from) income taxes:
Current	6,830	2,087	1,530	8,297	18,744
Deferred	-	-	-	(7,296)	(7,296)

	6,830	2,087	1,530	1,001	11,448

Income from continuing operations	7,294	2,143	979	1,719	12,135

Discontinued operations, net	-	8,678	-	-	8,678

Net income	$ 7,294	$ 10,821	$ 979	$ 1,719	$ 20,813

Difference between statement above and statement originally filed with the SEC:

	For the quarter ended:				For the
					Year Ended
	September 30, 1998	December 31, 1998	March 31, 1999	June 30, 1999	June 30, 1999

Change in:

Revenue	$ -	$ -	$ -	$ -	$ -

Costs of providing services:
Salaries and employee benefits	1,753	2,315	1,818	1,661	7,547
Stock incentive bonus	-	-	-	-	-
Professional and subcontracted services	102	(672)	70	499	(1)
Non-recurring compensation charge	-	-	-	-	-
Occupancy, communications and other	279	291	376	30	976
General and administrative expenses	(2,134)	(1,934)	(2,264)	(2,190)	(8,522)
Depreciation and amortization	-	-	-	-	-

Income from operations	$ -	$ -	$ -	$ -	$ -

	WATSON WYATT & COMPANY HOLDINGS
	Consolidated Statements of Operations
	(Thousands of U.S. Dollars)

	For the quarter ended:				For the
					Year Ended
	September 30, 1997	December 31, 1997	March 31, 1998	June 30, 1998	June 30, 1998

Revenue	$ 125,553	$ 127,717	$ 124,558	$ 134,832	$ 512,660

Costs of providing services:
Salaries and employee benefits	65,213	66,552	71,442	69,733	272,940
Stock incentive bonus	-	-	-	-	-
Professional and subcontracted services	11,186	15,010	11,744	12,232	50,172
Non-recurring compensation charge	-	-	-	69,906	69,906
Occupancy, communications and other	21,796	22,912	23,436	21,560	89,704
General and administrative expenses	9,784	12,424	10,234	13,859	46,301
Depreciation and amortization	4,687	4,534	5,576	10,197	24,994

	112,666	121,432	122,432	197,487	554,017

Income (loss) from operations	12,887	6,285	2,126	(62,655)	(41,357)

Other:
Interest income	249	237	119	296	901
Interest expense	(409)	(1,017)	(1,168)	(174)	(2,768)

Other non-operating income	-	-	-	-	-
Income (loss) from affiliates	(143)	(2)	(129)	420	146

Income (loss) before income taxes	12,584	5,503	948	(62,113)	(43,078)

Provision for (benefit from) income taxes:
Current	5,811	2,672	470	6,163	15,116
Deferred	-	-	-	(1,982)	(1,982)

	5,811	2,672	470	4,181	13,134

Income (loss) from continuing operations	6,773	2,831	478	(66,294)	(56,212)

Discontinued operations, net	(1,630)	(3,808)	(73,316)	8,848	(69,906)

Net income (loss)	$ 5,143	$ (977)	$ (72,838)	$ (57,446)	$ (126,118)

Difference between statement above and statement originally filed with the SEC:

	For the quarter ended:				For the
					Year Ended
	September 30, 1997	December 31, 1997	March 31, 1998	June 30, 1998	June 30, 1998

Change in:

Revenue	$ -	$ -	$ -	$ -	$ -

Costs of providing services:
Salaries and employee benefits	1,007	1,092	1,149	1,081	4,329
Stock incentive bonus	-	-	-	-	-
Professional and subcontracted services	9	114	118	24	265
Non-recurring compensation charge	-	-	-	-	-
Occupancy, communications and other	(423)	(300)	1,348	239	864
General and administrative expenses	(593)	(906)	(2,615)	(1,344)	(5,458)
Depreciation and amortization	-	-	-	-	-

Income from operations	$ -	$ -	$ -	$ -	$ -

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Watson Wyatt & Company Holdings

(Registrant)
Date: January 24, 2002	BY:	/s/ Carl D. Mautz

Carl D. Mautz
Vice President and Chief Financial Officer

/s/ Walter W. Bardenwerper

Walter W. Bardenwerper
Vice President and General Counsel